                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            PRIMEENERGY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF

                            PRIMEENERGY CORPORATION

                                   TO BE HELD

                                 JUNE 13, 2002

                             ---------------------

     Notice is hereby given that the Annual Meeting of Stockholders of PrimeEnergy Corporation will be held on Thursday, June 13, 2002, at 8:30 a.m., EDT, at the Roger Sherman Inn, New Caanan, Connecticut, for the following purposes:

          1. To elect a Board of Directors of fourteen (14) persons as nominated in the accompanying Proxy Statement, such Directors to hold office until the next annual meeting of stockholders and until their successors are elected; and

          2. To transact such other procedural business as may properly be brought before the Meeting or at any adjournment or adjournments thereof.

     The Meeting may be adjourned from time to time without other notice than by announcement at its meeting, or at any adjournment thereof, and any and all business for which the Meeting is hereby noticed may be transacted at any such adjournment.

     The Board of Directors has fixed April 16, 2002, as the date for the taking of a record of the stockholders entitled to notice of and to vote at the Meeting and at any adjournment or adjournments thereof. The stock transfer books will not be closed.

     Enclosed is a form of proxy solicited by the Board of Directors of the Company. Stockholders who do not plan to attend the Meeting in person are requested to date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. Your proxy may be revoked at any time before it is exercised and will not be used if you attend the Meeting and prefer to vote in person.

                                            BY ORDER OF THE BOARD OF
                                            DIRECTORS

                                            /s/ JAMES F. GILBERT

                                            JAMES F. GILBERT
                                            Secretary

April 19, 2002

                            PRIMEENERGY CORPORATION

                              ONE LANDMARK SQUARE
                          STAMFORD, CONNECTICUT 06901

                                PROXY STATEMENT

             SOLICITATION BY THE BOARD OF DIRECTORS OF PROXIES FROM
                STOCKHOLDERS FOR ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 13, 2002

     The Board of Directors of PrimeEnergy Corporation, a Delaware corporation, (hereinafter called the "Company") solicits your proxy in the enclosed form which, if you do not plan to attend the Annual Meeting of Stockholders of the Company on Thursday, June 13, 2002, you are requested to fill out, sign as indicated and return to the Company in the enclosed self-addressed envelope, which requires no postage if mailed in the United States. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by notice in person or in writing to the Company. The approximate day on which the proxy statement and form of proxy will be sent to security holders is April 19, 2002.

     Proxies are being solicited by mail and all expenses of solicitation have been or will be borne by the Company. In addition, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company will reimburse them for their expenses in so doing.

     Only stockholders of record at the close of business on April 16, 2002, are entitled to vote at the 2002 Annual Meeting. At that date, the Company had outstanding and entitled to vote 3,763,151 shares of Common Stock, each share entitling the record holder thereof to one vote.

     All shares of the Company represented by proxies received in time and in proper form and condition and not revoked will be voted as specified in the proxy; or in the absence of specific direction, the proxy will be voted by the person designated therein:

          FOR the election as Directors of the Company of the fourteen (14) nominees named below, to hold office until the next annual meeting of stockholders and until their respective successors shall be duly elected. In the event any of the nominees should become unable to serve as a Director, the proxies will be voted in accordance with the best judgment of the person acting under it.

     The election of Directors will require the affirmative votes of a plurality of the shares of the Common Stock voting in person or by proxy at the Annual Meeting. The Company's transfer agent will tabulate all votes which are received prior to the date of the Annual Meeting. The Company will appoint two inspectors of election, who may be officers or employees, to receive the transfer agent's tabulation, to tabulate all other votes, and to certify the results of the elections. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting (i.e., for quorum purposes), but shall not be counted.

     The management knows of no matter to be submitted to the 2002 Annual Meeting with respect to which the stockholders are entitled to vote other than the election of Directors, but if procedural matters do properly come before the Meeting the persons named in the proxy will vote according to their best judgment.

                        SECURITIES OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of shares of the Common Stock of the Company owned beneficially by any person, including any "group" as that term is defined in Section 12d(3) of the Securities Exchange Act of 1934, known to the Company to be the beneficial owner of five percent (5%) or more of the Common Stock, as of April 16, 2002. Information as to beneficial ownership is based upon statements furnished to the Company by such persons. Except as indicated, all shares are held directly, with full voting and dispositive powers, and percentages are calculated on the basis of the shares issued and outstanding, and with respect to those named persons holding options presently exercisable or within 60 days of April 16, 2002, includes the number of shares to be issued upon exercise of such options.

                                AMOUNT AND NATURE
       NAME AND ADDRESS           OF BENEFICIAL     PERCENT
     OF BENEFICIAL OWNER            OWNERSHIP       OF CLASS
     -------------------        -----------------   --------
Charles E. Drimal, Jr.              1,205,006(1)     27.0
One Landmark Square
Stamford, Connecticut 06901

McJunkin Corporation                  698,521        18.6
835 Hillcrest Drive
Charleston, West Virginia
25311

Robert de Rothschild                  493,732(2)     13.1
1251 Avenue of the Americas
51st Floor
New York, New York 10020

Jan K. Smeets                         262,232(3)      6.7
9 Locust Avenue
Larchmont, New York 10538

Matthias Eckenstein                   240,829         6.4
Solothurner Str 94
4008 Basel, Switzerland

Clint Hurt                            221,250(4)      5.9
107 North "N"
Midland, Texas 79701

---------------

(1) Includes 507,506 shares held directly; and 697,500 shares subject to options all presently exercisable.

(2) Shares held of record by Amrace, Inc., a private company controlled by, or for the benefit of, Mr. de Rothschild.

(3) Includes 2,500 shares held by Mr. Smeets for each of his three children.

(4) Shares held of record by Clint Hurt & Associates, Inc., a private company controlled by Mr. Hurt.

     The following table sets forth information at April 16, 2002, with respect to the shares of the Company's Common Stock beneficially owned by the Company's Directors and nominees and by all Directors and officers of the Company as a group:

                                                     AMOUNT
                                                  BENEFICIALLY
                      NAME                          OWNED(1)                     PERCENT OF CLASS (1)
                      ----                        ------------                   --------------------
James P. Boldrick                                        500                        Less than one
Samuel R. Campbell                                    64,000                              1.7
James E. Clark                                          none                             NIL
Beverly A. Cummings                                  100,000(2)                           2.6
Charles E. Drimal, Jr.                             1,205,006(3)                          27.0
Matthias Eckenstein                                  240,829                              6.4
H. Gifford Fong                                       76,532                              2.0
Thomas S. T. Gimbel                                   50,000                              1.3
Clint Hurt                                           221,250(4)                           5.9
Robert de Rothschild                                 493,732(5)                          13.1
Jarvis J. Slade                                        8,240                        Less than one
Jan K. Smeets                                        262,232(6)                           6.7
Gaines Wehrle                                           none(7)                          NIL
Michael H. Wehrle                                     13,000(7)                     Less than one
All Directors and officers                         2,735,321(2)(3)(4)(5)(6)(7)           60.4
  as a group

---------------

 (1) Unless otherwise indicated, all shares are owned directly and the holder thereof has sole voting and investment powers with respect thereto, and percentages are calculated on the basis of the shares issued and outstanding, and with respect to those persons, or group, holding options presently exercisable or within 60 days, includes the number of shares to be issued upon exercise of such options.

 (2) Includes 30,000 shares held directly and 70,000 shares subject to options all presently exercisable.

 (3) Includes 507,506 shares held directly and 697,500 shares subject to options all presently exercisable.

 (4) Shares held of record by Clint Hurt & Associates, Inc., a private company controlled by Mr. Hurt.

 (5) Shares held of record by Amrace, Inc., a private company controlled by, or for the benefit of, Mr. de Rothschild.

 (6) Includes 2,500 shares held by Mr. Smeets for each of his three children.

 (7) Does not include any beneficial ownership of such persons in 698,521 shares held of record by McJunkin Corporation, a private company, by reason of their positions with, or ownership of interests in, McJunkin Corporation.

                        DIRECTORS AND EXECUTIVE OFFICERS

     At the 2002 Annual Meeting, the stockholders of the Company will elect fourteen (14) Directors, in each case to hold office until the next annual meeting or until their respective successors shall be duly elected. There will be submitted by the management to the 2002 Annual Meeting for election as Directors, the fourteen (14) nominees whose names, together with certain information concerning them, are set out below. In the event any of the nominees shall become unable to serve as a Director, the proxy will be voted in accordance with the best judgment of the person acting under it; however, no circumstances are at present known which would render any nominee unavailable.

                                                                  OFFICES HELD
                                                                    WITH THE         DIRECTOR
        NOMINEE           AGE       PRINCIPAL OCCUPATION             COMPANY          SINCE
        -------           ---       --------------------          ------------       --------
James P. Boldrick         63    Attorney,                     Director               September
                                  Midland, Texas                                       2001
Samuel R. Campbell        76    Private Investor,             Director               November
                                  Southampton, New York                                1989
James E. Clark            73    Private Investor and          Director                 June
                                  Financial Consultant,                                1996
                                  Calabasas, California
Beverly A. Cummings       49    Executive Vice President and  Director; Executive    February
                                  Treasurer of the Company;     Vice President and     1988
                                  Executive Vice President      Treasurer
                                  of PrimeEnergy Management
                                  Corporation
Charles E. Drimal, Jr.    54    President of the Company;     Director; President    October
                                  President of PrimeEnergy                             1987
                                  Management Corporation
Matthias Eckenstein       72    Architect and Developer,      Director                August
                                  Basel, Switzerland                                   1989
H. Gifford Fong           57    Investment Technology         Director                 May
                                  Consultant, Lafayette,                               1994
                                  California
Thomas S. T. Gimbel       47    Managing Director of          Director                March
                                  Alternative Investments,                             1989
                                  Credit Suisse Asset
                                  Management, investment
                                  bankers and brokers, New
                                  York, New York
Clint Hurt                66    President, Clint Hurt &       Director               February
                                  Associates, Inc., a                                  1988
                                  private oil and gas
                                  exploration company,
                                  Midland, Texas
Robert de Rothschild      55    Private Investor,             Director               February
                                  New York, New York                                   1988

                                                                  OFFICES HELD
                                                                    WITH THE         DIRECTOR
        NOMINEE           AGE       PRINCIPAL OCCUPATION             COMPANY          SINCE
        -------           ---       --------------------          ------------       --------
Jarvis J. Slade           76    Merchant Banker               Director               November
                                  and Consultant,                                      1989
                                  New York, New York
Jan K. Smeets             54    Private Investor,             Director               February
                                  Larchmont, New York                                  1988
Gaines Wehrle             44    Senior Vice President,        Director                 May
                                  McJunkin Corporation,                                1987
                                  Charleston, West Virginia
Michael H. Wehrle         46    Senior Vice President and     Director                 May
                                  Chief Financial Officer,                             1987
                                  McJunkin Corporation,
                                  Charleston, West Virginia

     All of the above named nominees are currently Directors of the Company, and each has served continuously as a Director since the date indicated. Messrs. Gaines Wehrle and Michael H. Wehrle are brothers. There is no other family relationship between any nominee for Director or executive officer of the Company. By agreements entered into in October, 1987, and so long as McJunkin Corporation shall be the holder of ten percent or more of the Company's Common Stock, two persons designated by McJunkin Corporation will be nominated for election as Directors of the Company. Messrs. Gaines Wehrle and Michael H. Wehrle, who are presently serving as such Directors, have been designated by McJunkin Corporation and are nominees for election as Directors at the 2002 Annual Meeting.

     The Board of Directors met three times in 2001. All of the incumbent Directors attended at least 75% of the meetings of the Board and committees on which they served, except Messrs. Campbell, de Rothschild, Gimbel, Gaines Wehrle and Michael H. Wehrle. Directors are reimbursed for travel and related expenses in connection with attendance at Board and committee meetings. All Directors receive $500 for each Board meeting attended.

     The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee, but no other standing committees. The Board as a whole functions as the nominating committee to select management's nominees for election as Directors of the Company.

     The Executive Committee, composed of Messrs. Drimal, Jr., Hurt, Smeets and Ms. Cummings, is authorized to exercise all the authority of the Board in the business and affairs of the Company, except as limited by applicable law. The Executive Committee met three times during 2001, and informally, by telephone or office conference on a regular basis, usually weekly, during the year.

     The Audit Committee, composed of Messrs. Eckenstein, Hurt and Smeets, met twice in 2001. The Board of Directors believes that the Audit Committee members satisfy applicable requirements for independence, financial literacy and expertise. The Committee selects and engages independent auditors to audit the books, records and accounts of the Company, determines the scope of such audits, and reviews the financial policies and control procedures of the Company.

     The Compensation Committee, composed of Messrs. Hurt, Gimbel and Smeets, met once in 2001. The Committee evaluates the Company's compensation policies and establishes salaries, bonuses and other compensation for the Company's executive officers.

     The executive officers of the Company, together with certain information concerning them, are set out below.

                                   OFFICES HELD
       OFFICER          AGE      WITH THE COMPANY
       -------          ---      ----------------
Charles E. Drimal, Jr.  54   President
Beverly A. Cummings     49   Executive Vice President
                               and Treasurer
James F. Gilbert        69   Secretary

     Each of the above officers were elected by the Board of Directors to their respective offices in June, 2001, at the annual meeting of the Board and each will hold their respective offices until their successors are elected by the Board.

     The principal occupation and employment for the past five years of each of the Directors and nominees for Director and of each of the executive officers of the Company is as follows:

     Mr. Boldrick is a graduate of Washington & Lee University and holds a law degree from the University of Texas. He is of counsel to the law firm of Boldrick, Clifton, Holland & Essman, P.C. in Midland, Texas. He was elected a Director of the Company in September, 2001.

     Mr. Campbell is a private investor residing in Southampton, New York. He is a graduate of Harvard College and holds a Certificate in Real Estate from New York University Graduate School. He was elected a Director of the Company in November, 1989.

     Mr. Clark attended DePaul University and Northwestern University and is a Chartered Life Underwriter and Chartered Financial Consultant. From 1983 to 1990, he was president, Western Operations, of The Prudential Insurance Company of America. Since 1990, he has acted as a financial consultant to various publicly and privately held companies. He serves as a director of the American Asian Association, Inc., the UCLA Heart Institute and is a Trustee of the Yul Brenner Cancer Foundation. He was elected a Director of the Company in June, 1996.

     Ms. Cummings is a Certified Public Accountant and holds a Bachelor of Science degree from the State University of New York and a Master of Business Administration from Rutgers University. She has been Vice President, Finance of PrimeEnergy Management Corporation since August, 1985, Secretary from May, 1983, to June, 1990, and was Controller from June, 1981, to January, 1986, and is a director of PrimeEnergy Management. She was elected Vice President, Finance and Treasurer of the Company in October, 1987, and Executive Vice President and Treasurer in May, 1991. She has served as a Director of the Company since February, 1988.

     Mr. Charles E. Drimal, Jr. has served as a Director and President and Chief Executive Officer of the Company since October, 1987. He also is President and a director of PrimeEnergy Management Corporation, the Company's wholly-owned subsidiary and has held those positions since May, 1983. Mr. Drimal is a graduate of the University of Maryland and Samford University School of Law and is a member of the New York State Bar.

     Mr. Eckenstein is a Swiss citizen and a resident of Switzerland. He studied law and architecture in Basel, Switzerland, and at the University of Geneva and the Ecole des Beaux Arts, Paris, France. He is a director and principal in several privately held companies providing financial consulting services in construction, hotel management and architectural matters. He was elected a Director of the Company in August, 1989.

     Mr. Fong is president of Gifford Fong Associates, investment technology consultants, Lafayette, California. He holds a Bachelor of Science, a Master of Business Administration and law degrees from the University of California. He is the editor of The Financial Analysts Journal and is the author and contributor of numerous trade journal publications. Mr. Fong was elected a Director of the Company in May, 1994.

     Mr. Gimbel is the Managing Director of Alternative Investments for Credit Suisse Asset Management, New York, and has held that position since January, 1999. Prior to that date and from January, 1995, he held the position of Senior Vice President of PaineWebber, Incorporated, investment bankers and brokers, New York. Mr. Gimbel holds a Bachelor of Arts degree in economics from Bowdoin College and a Master of Business Administration from Columbia University Graduate School of Business. He was elected a Director of the Company in March, 1989.

     Mr. Hurt is president of Clint Hurt & Associates, Inc., a private oil and gas exploration company located in Midland, Texas. He is past president of the Independent Oil & Gas Association of West Virginia and is a former director of Chase Bank of Texas, Midland, Texas. In 2001, Mr. Hurt was selected by Governor Wise of West Virginia to be the official representative of the State of West Virginia to the Interstate Oil & Gas Compact Commission. He was elected a Director of the Company in February, 1988.

     Mr. de Rothschild, a citizen of France and a resident of the United States, is a private investor and Assistant Vice President of Rothschild, Inc. He was a director of Rothschild, North America from February, 1988, to January 1, 1994. He was elected a Director of the Company in February, 1988.

     Mr. Slade is a graduate of Yale University and holds a Master of Business Administration from Stanford Business School. For more than ten years he has acted as a merchant banker in New York City. He is Chairman of the board of MCRB Corporation and a director of ICN Corp. and Lexington Management Group, Inc. He was elected a Director of the Company in November, 1989.

     Mr. Smeets, a citizen of the Netherlands and a resident of the United States, is a private investor in Larchmont, New York. He was elected as a Director of the Company in February, 1988. He is a graduate of M.I.T. and holds a Master of Business Administration from Stanford Business School. He was elected a Director of the Company in February, 1988.

     Mr. Gaines Wehrle is a Senior Vice President of McJunkin Corporation, Charleston, West Virginia, a privately held company and has held that position since April, 1987. McJunkin Corporation is a national distributor, primarily of pipes, valves and fittings. Prior to that date, he was manager of corporate development of the Company. He was elected a Director of the Company in May, 1987.

     Mr. Michael H. Wehrle is a Senior Vice President and Chief Financial Officer of McJunkin Corporation and has held that position since April, 1987. Prior to that date, he was vice president of Hillcrest Oil and Gas Company, a private company. He was elected a Director of the Company in May, 1987.

     Mr. Gilbert was a Director of the Company from its organization in March, 1973, to October, 1987. He has been Secretary of the Company from March, 1973, and serves as secretary of the Company's subsidiaries. He is an attorney in Dallas, Texas.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

SUMMARY COMPENSATION TABLE

     The following table discloses compensation for the last three fiscal years ended December 31, 2001, received by the Company's Chief Executive Officer and the only other executive officer of the Company and its subsidiaries.

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                                                                COMPENSATION
                                                                                ------------
                                                                                   AWARDS
                                                                    OTHER       ------------
                                     ANNUAL COMPENSATION            ANNUAL          (2)         ALL OTHER
     NAME AND PRINCIPAL        -------------------------------   COMPENSATION     OPTIONS      COMPENSATION
         POSITION(1)             YEAR     SALARY($)   BONUS($)      ($)(3)          (#)           ($)(4)
     ------------------        --------   ---------   --------   ------------   ------------   ------------
Charles E. Drimal, Jr.          2001       231,136    500,000       1,500           --            6,800
  President, Chief              2000       224,404    500,000       1,500                         6,800
  Executive Officer             1999       217,868        -0-       1,500           --            8,557
  and Director
Beverly A. Cummings             2001       231,136    200,000       1,500           --            6,800
  Executive Vice                2000       224,404    200,000       1,500                         6,800
  President, Treasurer          1999       217,868        -0-       1,500           --            8,557
  and Director

---------------

(1) Each of the named officers hold similar positions with the Company's subsidiaries and also serve as directors of each of the subsidiaries.

(2) References to "Restricted Stock Awards", "SARs" and "LTIP Payouts" in the Summary Compensation Table and to SARs in the Fiscal Year End Option Values table below have been omitted as the Company has no Restricted Stock Awards, SARs or LTIP Payouts.

(3) Includes $1,500 paid to each of Mr. Drimal and Ms. Cummings as Director's fees in 1999, 2000 and 2001.

(4) The amounts in this column represents the Company's contributions to its 401(k) plan to each of the named officers for the years indicated.

COMPENSATION COMMITTEE REPORT

     Under rules established by the Securities and Exchange Commission, the Company is required to provide certain information regarding the compensation of its Chief Executive Officer and other executive officers whose salary and bonus exceed $100,000 per year. Disclosure requirements include a report explaining the rationale and considerations that lead to fundamental executive compensation decisions. The following report has been prepared to fulfill this requirement.

     The Compensation Committee ("Committee") of the Board of Directors sets and administers the policies that govern the annual compensation and long-term compensation of executive officers of the company. The Committee consists of Messrs. Gimbel, Hurt and Smeets, none of whom is an employee of the Company. The Committee makes all decisions concerning compensation of executive officers who receive salary and bonus in excess of $100,000 annually and determine the total amount of bonuses to be paid annually. The Committee's policy is to offer executive officers competitive compensation packages that will permit the Company to attract and retain highly qualified individuals and to motivate and reward such individuals on the basis of the Company's performance.

     At present, the executive compensation package consists of base salary and cash bonus awards. Executive salaries are reviewed by the Committee on an annual basis and are set for individual executive officers based on subjective evaluations of each individual's performance and the Company's performance.

     Cash bonuses may be awarded on an annual basis for effort and performance. The use of a specific formula to evaluate management performance is not employed because it is difficult to define an appropriate formula and it restricts the flexibility of the Committee. The Committee considers the achievements of the Company, specifically including earnings for the year, return on stockholders' equity and growth in proved oil and natural gas reserves, in determining appropriate levels for bonus awards. Following a review of the Company's performance at December 2001, the Committee determined that cash bonuses should be awarded, set a total dollar limit for the bonus pool and awarded cash bonuses to the executive officers, based upon contribution to the Company's performance during the year.

     The compensation of the Chief Executive Officer is largely dependent upon the overall performance of the Company. For the year ended December 31, 2000, the base salary of the Chief Executive Officer of the Company, Charles E. Drimal, Jr., increased 3 percent to $231,136 from $224,404, and a cash bonus award of $500,000 was paid.
                                            Compensation Committee

                                            Clint Hurt, Chairman
                                            Thomas S. T. Gimbel
                                            Jan K. Smeets

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 2001, Messrs. Clint Hurt, Thomas S.T. Gimbel and Jan K. Smeets served as members of the Compensation Committee. None of such persons was, during the fiscal year, or was formerly, an officer or employee of the Company or any of its subsidiaries. Messrs. Hurt and Smeets, together with Ms. Beverly A. Cummings, Executive Vice President of the Company, and Mr. Charles E. Drimal, Jr., President of the Company, constitute the Executive Committee of the Board of Directors of the Company. Messrs. Hurt and Smeet also serve on the Audit Committee.

STOCK OPTION GRANTS, OPTIONS EXERCISES AND HOLDINGS

     There were no stock options granted by the Company to the named executive officers during the fiscal year ended December 31, 2001. The following table sets forth information with respect to all options exercised and all unexercised options held by the named executive officers of the Company at December 31, 2001. All unexercised options are fully exercisable. References to SARs in the table below have been omitted as the Company has no SARs.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                     VALUES

                                                                       NUMBER OF           VALUE OF UNEXERCISED
                                                                 UNEXERCISED OPTIONS AT   IN-THE-MONEY OPTIONS AT
                                                                  FISCAL YEAR-END (#)     FISCAL YEAR-END ($)(2)
                                SHARES ACQUIRED      VALUE       ----------------------   -----------------------
             NAME               ON EXERCISE (#)   REALIZED ($)        EXERCISABLE               EXERCISABLE
             ----               ---------------   ------------   ----------------------   -----------------------
Charles E. Drimal, Jr.........      50,000          $325,000            697,500                 $4,811,006
Beverly A. Cummings...........      30,000          $195,000             70,000                 $  483,325

---------------

(1) The exercise price for all options was $1.50 per share. The average bid price of the Company's Common Stock on July 16, 2001, the date of exercise of all options, as reported in the over-the-counter market, was $8.00.

(2) The average bid price of the Company's Common Stock on December 31, 2001, as reported in the over-the-counter market, was $7.96.

SECTION 16(a) BENEFICIAL OWNER COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company with respect to the fiscal year ended December 31, 2001, all required reports were timely filed by such persons.

                            STOCK PERFORMANCE GRAPH

     The following graph shows the changes over the past five year period in the value of $100 invested in: (1) PrimeEnergy Corporation Common Stock; (2) the NASDAQ Market Index; and (3) a peer group consisting of all the crude petroleum and natural gas companies with stock trading on the NASDAQ Market within SIC code 1311, consisting of approximately 190 companies. The year end values of each investment are based on share price appreciation and assume that $100 was invested December 31, 1996, and that all dividends are reinvested. Calculations exclude trading commissions and taxes. The comparison in the graph is required by the SEC and, therefore, is not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

                              [PERFORMANCE GRAPH]

                                                               As of December 31

--------------------------------------------------------------------------------
                        1996      1997      1998      1999      2000      2001
--------------------------------------------------------------------------------
 PrimeEnergy
  Corporation         $100.00   $189.47   $115.79   $100.00   $150.11    $167.58
 Peer Group Index      100.00    101.36     81.19     99.18    125.99     115.60
 NASDAQ Market Index   100.00    122.32    172.52    304.29    191.25     152.46

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company engaged Pustorino, Puglisi & Co. as the principal accountants for the Company with respect to the audit of the Company's financial statements for the years ended December 31, 2000 and 2001. There were no disagreements with Pustorino, Puglisi & Co., LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures in connection with their audits. Representatives of Pustorino, Puglisi & Co. LLP are not expected to be present at the Annual Meeting of Stockholders, but will be available by speaker telephone during the Meeting and will have the opportunity to make a statement if they desire to do so, and will be available to answer stockholders' questions.

                             AUDIT COMMITTEE REPORT

     The Board of Directors and the Audit Committee of the Company have adopted a written charter for the Audit Committee, a copy of which was attached as Annex A to the Company's proxy statement for the 2001 annual meeting of stockholders.

     The Audit Committee reports as follows:

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board.

     The Committee discussed with the Company's independent auditors the overall scope and plans for their audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Committee has also recommended the selection of the Company's independent auditors for 2002.
                                            Audit Committee

                                            Jan K. Smeets, Chairman
                                            Matthias Eckenstein
                                            Clint Hurt

     This Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                            STOCKHOLDERS' PROPOSALS

     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in the Company's proxy statement and form of proxy and for consideration at its annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the 2003 annual meeting, stockholder proposals must be received by the Company no later than December 20, 2002, and must otherwise comply with the requirements of Rule 14a-8.

     Stockholder proposals to be brought before the 2003 annual meeting, made outside the Rule 14a-8 processes, must be submitted to the Company pursuant to Rule 14a-4, no later than March 6, 2002, or will be considered untimely and entitle the Company to discretionary voting under Rule 14a-4.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

     The Annual Report of the Company for its fiscal year ended December 31, 2001, accompanies this Proxy Statement. The audited financial statements of the Company are included in such Annual Report.

     It is important that proxies be returned promptly. Stockholders are requested to date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the 2002 Annual Meeting, you may revoke your proxy and vote in person if you so desire, otherwise your proxy will be voted for you.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ JAMES F. GILBERT

                                            JAMES F. GILBERT
                                            Secretary

Stamford, Connecticut
April 19, 2002

--------------------------------------------------------------------------------

PROXY - PRIMEENERGY CORPORATION
--------------------------------------------------------------------------------



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of PrimeEnergy Corporation (the "Company"), revoking all prior proxies, does by these presents name, constitute and appoint Charles
E. Drimal, Jr. and James F. Gilbert, and each of them, the true and lawful proxy and attorney-in-fact of the undersigned, with full power of substitution, to vote all shares of the Common Stock, par value $.10 per share, of the Company standing in the name of the undersigned on the books of the Company at the close of business on April 16, 2002, or in respect of which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders to be held on Thursday, June 13, 2002 at 8:30 a.m., and at any and all adjournments of said meeting, hereby granting to said proxies and attorneys-in-fact, and each of them, full power and authority to vote in the name of the undersigned at said meeting, and at any and all adjournments thereof, on the matters set forth on reverse side.


PLEASE SIGN ON REVERSE SIDE AND RETURN PROMPTLY


(Continued and to be signed and dated on reverse side.)

                                                                                000001

                                                              2017415840     A    1389

PRIMEENERGY CORPORATION




                                                              Holder Account Number



Use a black pen. Print in
CAPITAL letters inside the grey                                   Mark this box with an X if you have made changes
areas as shown in this example.  [A][B][C]  [1][2][3]  [X]    [ ] to your name or address details above.

================================================================================
ANNUAL MEETING PROXY CARD
================================================================================

[A] Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

                             FOR  WITHHOLD                             FOR  WITHHOLD                         FOR  WITHHOLD
01 - James P. Boldrick       [ ]    [ ]    06 - Matthias Eckenstein    [ ]    [ ]   11 - Jarvis J. Slade     [ ]    [ ]

02 - Samuel R. Campbell      [ ]    [ ]    07 - H. Gifford Fong        [ ]    [ ]   12 - Jan K. Smeets       [ ]    [ ]

03 - James E. Clark          [ ]    [ ]    08 - Thomas S. T. Gimbel    [ ]    [ ]   13 - Gaines Wehrle       [ ]    [ ]

03 - Beverly A. Cummings     [ ]    [ ]    08 - Clint Hurt             [ ]    [ ]   14 - Michael H. Wehrle   [ ]    [ ]

05 - Charles E. Drimal, Jr.  [ ]    [ ]    10 - Robert de Rothschild


2. In their discretion, the proxies appointed herein are authorized to vote upon any other business as may properly come before the meeting or any adjournments thereof.







[B] AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
    INSTRUCTIONS TO BE EXECUTED.

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


Signature 1               Signature 2              Date (dd/mm/yy)
[                      ]  [                      ] [ ][ ]/[ ][ ]/[ ][ ][ ][ ]


[X] A684                  1 UPX